UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                     Date of report (Date of earliest event
                            reported) August 1, 2005

                          Build-A-Bear Workshop, Inc.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                    001-32320                 43-1883836
---------------------------    -------------------    --------------------------
     (State or Other               (Commission              (IRS Employer
     Jurisdiction of               File Number)           Identification No.)
     Incorporation)


      1954 Innerbelt Business Center Drive
               St. Louis, Missouri                              63114
-------------------------------------------------         ------------------
    (Address of Principal Executive Offices)                  (Zip Code)

                                 (314) 423-8000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.
-------------------------------------

     Build-A-Bear Workshop, Inc. (the "Company") has prepared a slide presentation for use in connection with an investor meetings held on August 1 and August 2, 2005. The presentation includes, among other things, information regarding Company background, growth strategies, store economic model, historical financial performance, technology, logistics and marketing programs. A copy of the investor presentation is furnished as Exhibit 99.1 hereto and is incorporated by reference herein. The description of the investor presentation contained herein is qualified in its entirety by the full text of such exhibit.

     The investor presentation will also be posted on the Company's investor relations website located at http://ir.buildabear.com in the Presentations section, although the Company reserves the right to discontinue its availability at any time.

     The information in the investor presentation may only be accurate as of the date hereof and is subject to change. The Company does not undertake any plan or obligation to update the presentation, even though its situation may change in the future.


Item 9.01  Financial Statements and Exhibits.
---------------------------------------------

(c) Exhibits

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Investor Presentation dated August 1,  2005


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BUILD-A-BEAR WORKSHOP, INC.



Date: August 1, 2005                 By:  /s/ Tina Klocke
                                          --------------------------------------
                                          Name:  Tina Klocke
                                          Title: Chief Financial Bear, Secretary
                                          and Treasurer


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


                                 EXHIBIT INDEX


Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Investor Presentation dated August 1, 2005


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